UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 10, 2026
Spruce Power Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38971	83-4109918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

820 Gessner Road, Suite 500, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(866) 777-8235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Clara Nagy McBane Resignation as a Director

On September 10, 2026, Clara Nagy McBane notified Spruce Power Holding Corporation (the “Company”) that she is resigning from the Board of Directors of the Company (the “Board”), contingent upon (1) agreement as to the treatment of her outstanding equity awards and (2) acceptable confirmation as to the Company’s obligation to continue to indemnify Ms. McBane for any actions or omissions occurring during her tenure on the Board and Ms. McBane’s continuing coverage under applicable Directors and Officers (D&O) insurance policies. The date as of which such contingencies may be satisfied is referred to herein as the “Effective Date.”

Benjamin Rosenzweig Appointment as a New Director

On September 10, 2026, the Board appointed Benjamin Rosenzweig to serve as a Class B director on the Board effective upon the Effective Date of Ms. McBane’s resignation, filling the vacancy on the Board newly created through the resignation of Ms. McBane. Mr. Rosenzweig is employed by Steel Partners Holdings L.P., an affiliate of SP Strategic Holdings LLC, a holder of approximately 17.8% of the outstanding shares of the Company’s common stock.

There are no arrangements or understandings between Mr. Rosenzweig and any other person pursuant to which Mr. Rosenzweig was appointed as a director. There are no family relationships between Mr. Rosenzweig and any director or executive officer of the Company, and there are no transactions between Mr. Rosenzweig and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. Rosenzweig will be compensated in accordance with the Company’s non-employee director compensation policy. Also, in connection with his appointment to the Board, Mr. Rosenzweig will enter into an indemnification agreement with the Company in substantially the same form of indemnification agreement that the Company has entered into with its other directors, a copy of which was filed as Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on December 23, 2020. The Indemnification Agreement provides that the Company will indemnify Mr. Rosenzweig for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as a director.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRUCE POWER HOLDING CORPORATION

Date: September 16, 2026	By:	/s/ Thomas James Cimino
	Name:	Thomas James Cimino
	Title:	Chief Financial Officer
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